SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2005

CALI HOLDINGS INC.
Exact Name of Registrant Specified in Charter

Utah	333-74970	30-0123229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7658 Municipal Dr. Orlando, Florida 32819
(Address of Principal Executive Offices) (Zip Code)

(407)-649-8325
Registrant’s telephone number, including area code:

TS&B Holdings Inc.
7380 Sand Lake Rd., Orlando Florida, 32819
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01. Other Events

Company announces appointment of David Bryant, age 64 to the Board of Directors as an independent Director.

Item 9.01. Financial Statements and Exhibits

(c)     Exhibits

99    Press Release David Bryant

      SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Charles Giannetto Charles Giannetto Corporate Secretary April 27, 2005

EXHIBIT INDEX

EXHIBIT              DESCRIPTION

99	Press Release David Bryant